Exhibit 10.1


                               SECOND AMENDMENT TO
                         CARRAMERICA REALTY CORPORATION
                  1995 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN


                  CarrAmerica Realty Corporation, a Maryland corporation (the "Company"), hereby certifies as follows:

                  1. The Company deems it appropriate to execute this certificate to evidence adoption of an amendment to its 1995 Non-Employee Director Stock Option Plan (the "Plan") that increased the number of options issued annually to continuing non-employee directors under the Plan from 5,000 to 7,500 (the "Amendment").

                  2. The Board of Directors of the Company authorized and approved the Amendment, subject to approval of the Company's stockholders, and directed that the Amendment be submitted to the stockholders for approval.

                  3. The Amendment was submitted to the stockholders for approval at the annual meeting of stockholders of the Company held on May 6, 1999, and was approved by the stockholders.

                  4. Section 4.7 of the Plan therefore has been amended, effective as of May 6, 1999, and now reads as follows:

                  "7. GRANTS OF OPTIONS.

                      On the Effective Date, each Director then serving on the Board shall receive an Option to purchase 3,000 shares of Stock. Each Director whose Commencement of Service is at any time thereafter shall be granted an Option, as of the date of the Director's Commencement of Service, to purchase 3,000 shares of Stock. Thereafter, subject to the availability of shares of Stock, immediately following each annual election of Directors, each Director then serving as a Director on the Board, other than a Director who is first elected to the Board at such annual election of Directors, shall be granted an Option to purchase 7,500 shares of Stock."

                      IN WITNESS WHEREOF, the Company has caused this certificate to be signed by the undersigned, a duly authorized officer of the Company, as of May 6, 199.

                                              CarrAmerica Realty Corporation


                                              By: /s/ Linda A. Madrid
                                                  --------------------------
                                                  Linda A. Madrid
                                                  Managing Director

Attest:   /s/ Ann Marie Pulsch
          ------------------------
          Ann Marie Pulsch
          Assistant Secretary